FUNDAMENTAL FIXED INCOME FUND
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                           (collectively, the "Funds")

          Supplement Dated February 18, 1999 to Each Fund's Prospectus
                                Dated May 1, 1998


         The following information supplements and supersedes any contrary information contained in each Fund's Prospectus.

         In connection with the appointment of Cornerstone Equity Advisors Inc. as interim adviser to the Funds (and as the proposed investment adviser to the Funds, subject to approval by shareholders at a Special Meeting of Shareholders scheduled to be held in March 1999), the Board of Trustees of Fundamental Fixed Income Fund appointed Cresvale International (US) LLC ("Cresvale") as distributor for the Funds. Cresvale, located at 55 Broadway, New York, New York 10006, is a futures commission merchant and broker-dealer providing a full range of commodity futures services to professional traders, commodity trading advisers, global corporate and institutional clients. Cresvale is part of the Cresvale International Group founded in London in 1979. Cresvale International Ltd. is a full service institutional brokerage house providing global access to shares, bonds, and futures worldwide. In November 1995, Cresvale Far East Limited and Cresvale International Limited, representing Cresvale's Hong Kong and Tokyo offices, were acquired by Princeton Economics International Limited and these two locations now make up the restructured Cresvale Group.